SCUDDER
INVESTMENTS(SM)
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Scudder California Tax Free
Money Fund

A series of Scudder California Tax Free Trust

Scudder New York Tax Free
Money Fund

A series of Scudder State Tax Free Trust

Supplement to the Prospectus
Dated August 1, 1999

Scudder Financial Services
Fund

A series of Scudder Securities Trust

Supplement to the Prospectus
Dated October 1, 1999

Effective May 5, 2000, Scudder California Tax Free Money Fund, Scudder New York Tax Free Money Fund and Scudder Financial Services Fund ceased operations. Proceeds from the liquidation of each fund will be distributed to the shareholders of each fund and each fund will be terminated.

May 5, 2000